UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 30, 2026, Perfect Moment Ltd. (the “Company”) entered into a loan agreement (the “Loan”) with X3 Higher Moment Fund LLC as agent for X3 Higher Moment Fund LLC (“X3”) and Krane Capital, LLC (“Krane Capital”) in an aggregate principal amount of $10,000,000. In connection with the Loan, the Company will issue to X3 warrants (the “X3 Warrants”) to purchase 1,864,753 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $0.46822 per share.

Additionally, as previously disclosed, on March 30, 2026, the Company entered into a Securities Purchase Agreement (the “SPA”) with Krane Capital to issue and sell (i) 6,060,606 shares (the “Shares”) of Common Stock and (ii) warrants (the “Krane Warrants”) to purchase up to 8,276,944 shares of Common Stock, at an exercise price of $0.40 per share. The purchase price of the Shares is $0.33 per share. The SPA contains customary representations, warranties and agreements of the Company, customary conditions to closing and obligations of the parties.

The X3 Warrants and Krane Warrants shall expire at 5:00 p.m., Eastern time, on August 27, 2028.

On May 8, 2026, the Company issued X3 Warrants to X3 and the Shares and the Krane Warrants to Krane Capital.

The Shares, the X3 Warrants and the Krane Warrants were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

The foregoing descriptions of the X3 Warrants and Krane Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of X3 Warrants and form of the Krane Warrants filed as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the X3 Warrants to be issued to X3 pursuant to the Loan and the Shares and Krane Warrants to be issued to Krane Capital pursuant to the SPA as set forth under Item 1.01 of this report is incorporated herein by reference under this Item 3.02.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
4.1	Form of X3 Warrant
4.2	Form of Krane Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	PERFECT MOMENT LTD.

	By:	/s/ Jane Gottschalk
Jane Gottschalk
President